UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported): October 9, 2018 (October 3, 2018)

WHEELER REAL ESTATE INVESTMENT TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35713	45-2681082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2529 Virginia Beach Blvd., Suite 200
Virginia Beach, VA 23452
Registrant’s telephone number, including area code: (757) 627-9088

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Annual Meeting of Stockholders

Wheeler Real Estate Investment Trust, Inc.'s (the “Company”) 2018 Annual Meeting of stockholders (the “Annual Meeting”) was held on October 3, 2018, in Charleston, South Carolina. On October 8, 2018, the independent inspector of election for the Annual Meeting delivered its tabulation of final voting results for each of the matters submitted to a vote at the Annual Meeting.

According to the independent inspector of election’s final tabulation of voting, stockholders representing 7,295,406 shares, or 77.75%, of the common stock outstanding as of the record date for the Annual Meeting were present in person or were represented at the meeting by proxy.

Proposal 1: Election of Directors

Under plurality voting, the eight nominees who receive the most “FOR” votes are elected as directors. According to the inspector of election’s final tabulation of voting results, the Company’s stockholders elected the Board of Directors' eight nominees as directors for one-year terms. The final tabulation of voting results for the election of directors as provided by the independent inspector of election is set forth below.

Board of Directors Nominees:

Nominee	Votes Cast For	Votes Withheld
David Kelly	7,094,172	59,265
John Sweet	7,085,727	67,710
Carl B. McGowan, Jr.	4,056,665	79,884
Jeffrey M. Zwerdling	3,955,786	180,763
Stewart J. Brown	7,070,293	83,144
John P. McAuliffe	4,065,479	71,070
Andrew R. Jones	7,093,947	59,490
Sean F. Armstrong	7,098,402	55,035

Opposition Nominees:

Nominee	Votes Cast For	Votes Withheld
Joseph D. Stilwell	2,936,377	222,484
Paula J. Poskon	2,936,851	222,010
Corissa Briglia Porcelli	2,936,616	222,245

Proposal 2: Advisory (non-binding) Vote on the Frequency of Future Advisory Votes on Executive Compensation

According to the final tabulation of voting results, the Company’s stockholders, by a majority of the votes cast, adopted the advisory, non-binding resolution on the frequency of future advisory votes on the Company’s executive compensation for every year, as described in the Company’s proxy statement, by the votes indicated below.

Votes For 1 Year	Votes For 2 Years	Votes For 3 Years	Abstentions
7,119,494	39,128	94,087	42,697

Consistent with the recommendation of the Board of Directors of the Company as set forth in the Company’s proxy statement filed with the SEC on August 31, 2018 and the vote of the Company’s shareholders on this proposal at the Annual Meeting, the Company intends to hold the advisory vote on the compensation of the Company’s named executive officers every year. The Company intends to continue holding such votes annually until the next required vote on the frequency of the advisory vote on the compensation of the Company’s named executive officers.

Proposal 3: Advisory (non-binding) Vote on Executive Compensation

According to the final tabulation of voting results, the Company’s stockholders, by a majority of the votes cast, adopted the advisory, non-binding resolution to approve the Company’s executive compensation, as described in the Company’s proxy statement, by the votes indicated below.

Votes For	Votes Against	Abstentions
4,189,372	3,039,634	66,400

Proposal 4: Ratification of Appointment of Independent Registered Public Accounting Firm

According to the final tabulation of voting results, the Company’s stockholders, by a majority of votes cast, approved the appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018, by the votes indicated below.

Votes For	Votes Against	Abstentions
7,016,791	169,870	108,745

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statement of businesses acquired.
Not applicable.

(b)	Pro forma financial information.
Not applicable.

(c)	Shell company transactions.
Not Applicable.

(d)	Exhibits.
Not Applicable.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

By:	/s/ David Kelly
David Kelly
President and Chief Executive Officer
Dated: October 9, 2018